SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 9, 2009
Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752
(Address of principal executive offices)
(508) 357-2221
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
SIGNATURES

Explanatory Note
     This amendment supplements the disclosures made in the registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2009, and is qualified in its entirety by reference to the disclosure in the prior current report.
Item 1.02 Termination of a Material Definitive Agreement.
     See Item 2.04 below.
Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     Evergreen Solar, Inc. (the “Registrant”) previously reported that it received a letter from Lehman Brothers OTC Derivatives Inc. (“LB OTCD”) purporting to terminate a capped call transaction between the Registrant and LB OTCD. On September 25, 2009, the Registrant received a letter from LB OTCD requesting payment of $19,992,487 (plus $340,673.41 in interest) as payment for the termination of the capped call transaction.
     Despite the letter received, the Registrant rejects LB OTCD’s assertions that (i) LB OTCD has the right to terminate the capped call transaction, (ii) that the Registrant has defaulted on any payment obligations under the capped call transaction and (iii) that any amounts are currently due and payable to LB OTCD under the capped call transaction. The Registrant intends to vigorously defend against all such claims by LB OTCD and its affiliates should they be asserted and the Registrant continues to pursue its claims in bankruptcy against certain Lehman Brothers entities.
Safe Harbor Statement
     This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations or beliefs. Such forward-looking statements include, but are not limited to, those related to the future actions that LB OTCD or its affiliates may take with respect to the capped call transaction and LB OTCD’s ability to declare an event of default or terminate the capped call transaction. These statements are neither promises nor guarantees, and involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements, including risks associated with the Registrant’s ability to defend against the potential claims related to the capped call transaction; and other risks and uncertainties identified in the company’s filings with the Securities and Exchange Commission. Evergreen Solar disclaims any obligation to update or revise such statements for any reason.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
Chief Financial Officer and Secretary
Dated: October 1, 2009